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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-A


               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934



                           Cornerstone Brands, Inc.
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            (Exact name of registrant as specified in its charter)

Delaware                                                01-0520036
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(State of incorporation                               (IRS Employer
or organization)                                   Identification No.)

             415 Congress Street, Suite 600, Portland, Maine 04101
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(Address of principal executive offices)             (Zip Code)

If this form relates to the               If this form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
Exchange Act and is effective             Exchange Act and is effective
pursuant to General Instruction A.(c),    pursuant to General Instruction A.(d),
please check the following box.  [ x ]    please check the following box.   [  ]

Securities Act registration statement file number to which this form relates:

                                   333-62235
                                ---------------
                                (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                  Name of Each Exchange on Which
          to be so Registered                  Each Class is to be Registered
          -------------------                  ------------------------------

Common Stock, $.001 par value per share       The New York Stock Exchange, Inc.

Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
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                               (Title of Class)
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Item 1:  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

     The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.001 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-62235) is incorporated herein by reference.


Item 2:  Exhibits.
         --------

     The following exhibits are filed herewith (or incorporated by reference as indicated below):


     1. Agreement and Plan of Reorganization dated as of August 25, 1998 by an among the Registrant, Smith+Noble LLC and certain other parties named therein, incorporated by reference to Exhibit 2.1 to the Company's Registration Statement on Form S-1.

     2. Certificate of Incorporation of the Registrant, as amended, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

     3. Certificate of Amendment to Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

     4. Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1.

     5.   Bylaws of the Registrant, as amended, incorporated by reference to
          Exhibit 3.4 to the Company's Registration Statement on Form S-1.


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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                    Cornerstone Brands, Inc.



                                    By:  /s/William T. End
                                         --------------------------
                                         William T. End
                                         Chief Executive Officer


September 23, 1998